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                                                           Exhibit (10) (g) (4)

                                 AMENDMENT NO. 2
                                     TO THE
                                HUNT CORPORATION
                      SUPPLEMENTAL EXECUTIVE BENEFITS PLAN

               (As Amended and Restated Effective January 1, 1997)

                  WHEREAS, Hunt Corporation (the "Company") maintains the Hunt Corporation Supplemental Executive Benefits Plan (the "Plan"); and

                  WHEREAS, the Company most recently amended and restated the Plan effective January 1, 1997, and subsequently further amended the Plan by an Amendment No. 1, again effective January 1, 1997; and

                  WHEREAS, the Plan as amended by Amendment No. 1 permits certain participants to elect to receive distribution in installments over a period not to exceed ten years, provided that such election is made at least 90 days before the beginning of the participant's taxable year in which such distribution is to be made or commence; and

                  WHEREAS, the Plan generally provides that distribution will be made or commence as soon as practicable after a participant separates from service; and

                  WHEREAS, under the terms of Amendment No. 1, an installment election with respect to a participant who retires during 2000 and whose distribution is to be made or commence in 2000 would be required to be made no later than October 3, 1999, which was prior to the date on which Amendment No. 1 was adopted by the Company; and

                  WHEREAS, Spencer O'Meara, a participant in the Plan, has ceased to be an executive officer of the Company, and has therefore ceased to be eligible to participate in the Plan under its terms;

                  WHEREAS, the Company therefore desires further to amend the Plan (i) to provide that, in the case of a participant who retires during 2000, distribution will not be made or commence earlier than January 1, 2001, and (ii) to permit Spencer O'Meara to continue to participate in the Plan until his termination of employment;

                  NOW, THEREFORE, effective January 1, 2000, the Company hereby amends the Plan as follows:

                  1.  Section 2.35 of the Plan is amended to read as follows:

                  2.35 Executive Officer: Any Employee who is an officer or director (as such terms are defined in Section 16 of the Securities Exchange Act of 1934 and the rules, regulations, and interpretations thereunder) of the Company or of Hunt Management Company, Inc. ("HMC") or of any other Participating Company, or who is an officer of the Company or HMC of the rank of Vice President or above, provided he or she is a member of a select group of management or highly compensated employees within the meaning of section 201(2) of ERISA. In addition, Spencer W. O'Meara shall be deemed to be an Executive Officer for purposes of the Plan during the period beginning on the date he ceases to be an officer of the Company and ending September 30, 2000.

                  2.  Section 6.5(a) of the Plan is amended to read as follows:

                  6.5      Manner, Form and Time of Distribution of Accounts:

                           (a) Time of Distribution. The vested balance in an
                  Executive Officer Participant's Accounts shall be paid, or commence to be paid, as soon as practicable after the Executive Officer Participant separates from service with the Participating Companies and all their Affiliates for any reason; provided, however, that in the case of an Executive Officer Participant who retires in 2000 on or after his Early or Normal Retirement Date, such vested balance shall not be paid, or commence to be paid, earlier than January 1, 2001.

                  IN WITNESS WHEREOF, Hunt Corporation has caused these presents to be duly executed this 23rd day of February, 2000.

Attest:                                 HUNT CORPORATION



/s/                                     By:  /s/
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